UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2007

SIRICOMM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18399	62-1386759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 East 32nd Street, Joplin, Missouri 64804

(Address of principal executive offices) (Zip Code)

(417) 626-9961

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All references to the “Company” in this Current Report on Form 8-K (“Current Report”) refer to SiriComm, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

Some of the information in this Current Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. All such forward-looking statements are and will be subject to numerous risks, uncertainties and factors relating to the Company’s operations and business environment, many of which are beyond the Company’s control, that could cause actual results to differ materially from any results expressed or implied by such statements.

Factors that could cause actual results to differ materially include, without limitation:

•	the ability of the Company to continue to operate as a going concern;

•	the ability of the Company to obtain approval of the Bankruptcy Court (as defined herein) with respect to motions filed by it from time to time in the Court Filing described herein;

•	the Company’s ability to obtain debtor-in-possession (“DIP”) financing, should it seek to obtain it;

•	if the Company should seek to obtain DIP financing and is able to obtain such financing, whether the Bankruptcy Court will grant final approval of any such financing;

•

alternatives to obtaining capital needed to continue operations in the event the Company does not seek or is unable to obtain DIP financing, or, if the Company is able to obtain DIP financing but the Bankruptcy Court fails to grant final approval of the DIP financing;

•	the ability of the Company to operate pursuant to the terms of any DIP financing that is ultimately obtained and finally approved by the Bankruptcy Court;

•	the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Court Filing;

•

risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding;

•	potential adverse publicity surrounding the Court Filing and the related Chapter 11 proceeding;

•	the ability of the Company to obtain and maintain adequate relationships with the Company’s creditors, lenders, vendors and other persons or entities with whom the Company conducts its business;

•	the ability of the Company to fund its working capital needs throughout the pendency of the Court Filing, the Chapter 11 proceeding and thereafter;

•	the potential adverse impact of the Court Filing and the Chapter 11 proceeding on the Company’s liquidity or results of operations;

•	the ability of the Company to adequately fund and execute its business plan;

•	the ability of the Company to attract, motivate and retain key employees;

•	the outcome of legal proceedings to which the Company is or may become a party; and

•

other risks described in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended, including factors described in the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2006, and in its Quarterly Reports on Form 10-QSB for each of the quarters ended December 31, 2006, March 31, 2007 and June 30, 2007.

These statements speak only as of the date of this Current Report, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. The Company provides additional information in its filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan or other alternative transactions ultimately confirmed, can affect the value of the Company’s existing common stock or other securities. There has been no determination, and no assurance can be given, as to what values, if any, will be ascribed in the Chapter 11 proceeding to the Company’s existing common stock or other securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in the Company’s common stock or other securities.

Item 1.03	Bankruptcy or Receivership.

On December 21, 2007, SiriComm, Inc. (the “Company”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Western District of Missouri (the “Bankruptcy Court”), Case No. 07-30900-11 (the “Court Filing”). Upon the Court Filing, the Bankruptcy Court assumed jurisdiction over the assets of the Company. The Company is operating its business on a limited basis as a debtor-in-possession pursuant to Sections 1107(a) and 1108 of the Code.

Item 9.01	Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 24, 2007

SIRICOMM, INC.

By:	/s/ Mark L. Grannell
Name:	Mark L. Grannell
Title:	Chief Executive Officer

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